                                  Exhibit 99.1

                             Joint Filer Information

Name of Joint Filer:                FNTG Holdings, LLC

Address of Joint Filer:             601 Riverside Avenue
                                    Jacksonville, Florida 32204

Relationship of Joint Filer to
Issuer:                             10% owner

Issuer Name and Ticker or
Trading Symbol:                     Black Knight Financial Services, Inc. [BKFS]

Date of Event Requiring Statement
(Month/Day/Year):                   May 26, 2015

Designated Filer:                   Fidelity National Financial, Inc.

Signature:

FNTG HOLDINGS, LLC

By:  /s/ Michael L. Gravelle
     -------------------------------
     Name: Michael L. Gravelle
     Title:  Executive Vice President, General Counsel and Corporate Secretary

Dated:  May 28, 2015

                                  Exhibit 99.1
                                   (continued)

                             Joint Filer Information

Name of Joint Filer:                Fidelity National Title Group, Inc.

Address of Joint Filer:             601 Riverside Avenue
                                    Jacksonville, Florida 32204

Relationship of Joint Filer to
Issuer:                             10% owner

Issuer Name and Ticker or
Trading Symbol:                     Black Knight Financial Services, Inc. [BKFS]

Date of Event Requiring Statement
(Month/Day/Year):                   May 26, 2015

Designated Filer:                   Fidelity National Financial, Inc.

Signature:

FIDELITY NATIONAL TITLE GROUP, INC.

By:  /s/ Michael L. Gravelle
     -------------------------------
     Name: Michael L. Gravelle
     Title:  Executive Vice President, General Counsel and Corporate Secretary

Dated:  May 28, 2015

                                  Exhibit 99.1
                                   (continued)

                             Joint Filer Information

Name of Joint Filer:                Chicago Title Insurance Company

Address of Joint Filer:             601 Riverside Avenue
                                    Jacksonville, Florida 32204

Relationship of Joint Filer to
Issuer:                             Member of 10% owner group

Issuer Name and Ticker or
Trading Symbol:                     Black Knight Financial Services, Inc. [BKFS]

Date of Event Requiring Statement
(Month/Day/Year):                   May 26, 2015

Designated Filer:                   Fidelity National Financial, Inc.

Signature:

CHICAGO TITLE INSURANCE COMPANY

By:  /s/ Michael L. Gravelle
     -------------------------------
     Name: Michael L. Gravelle
     Title:  Executive Vice President, General Counsel and Corporate Secretary

Dated:  May 28, 2015

                                  Exhibit 99.1
                                   (continued)

                             Joint Filer Information

Name of Joint Filer:                Fidelity National Title Insurance Company

Address of Joint Filer:             601 Riverside Avenue
                                    Jacksonville, Florida 32204

Relationship of Joint Filer to
Issuer:                             Member of 10% owner group

Issuer Name and Ticker or
Trading Symbol:                     Black Knight Financial Services, Inc. [BKFS]

Date of Event Requiring Statement
(Month/Day/Year):                   May 26, 2015

Designated Filer:                   Fidelity National Financial, Inc.

Signature:

FIDELITY NATIONAL TITLE INSURANCE COMPANY

By:  /s/ Michael L. Gravelle
     ------------------------------
     Name: Michael L. Gravelle
     Title:  Executive Vice President, General Counsel and Corporate Secretary

Dated:  May 28, 2015